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                                                                    EXHIBIT 10.5

                                 AMENDMENT NO. 1

                                       TO

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                  CHAD E. COBEN

                                       AND

                              eVENTURES GROUP, INC.



                  This Amendment No. 1 to Employment Agreement (this "Amendment") is made and entered into as of September 25, 2000, between eVentures Group, Inc., a Delaware corporation (the "Company") and Chad E. Coben (the "Executive").

                                  WITNESSETH:

                  WHEREAS, the Company and the Executive entered into an Employment Agreement dated as of April 4, 2000 (the "Employment Agreement");

                  WHEREAS, the Company is undergoing an internal corporate reorganization (the "Reorganization") that will consolidate the operations of the Axistel Communications, Inc., e.Volve Technology Group, Inc. and Internet Global Services, Inc. into one operating company subsidiary ("Opco") of the Company;

                  WHEREAS, the Company and the Executive desire to modify and clarify the Employee's position and duties within the Company and Opco;

                  WHEREAS, the capitalized terms used herein without definition shall have the meaning assigned to such terms in the Employment Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations hereinafter set forth, the parties agree as follows:

                  1. Amendment to Section 2. Effective as of September 7, 2000 and upon notice by the Company to the Executive of the consummation of the
Reorganization:

                  2. the Executive will no longer serve as Senior Vice President of the Company and will instead serve as Senior Vice President of Finance and Corporate Development of the Company and Opco; and

                  (a) the first sentence of Section 2(a) of the Employment Agreement is hereby deleted and replaced with the following:


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                  "Executive shall serve as Senior Vice President of Finance and
                  Corporate Development of the Company and Opco, reporting directly to one of the executive officers named on Annex I to the Amendment."

                  (b) Section 2(b) of the Employment Agreement is hereby deleted and replaced in its entirety with the following:

                  "Executive shall be responsible for the corporate finance, treasury, investor relations and acquisitions of and by the Company and Opco and shall have such other duties and authority, consistent with his position, as shall be assigned to him from time to time by the Chief Financial Officer or the Board of Directors of the Company."

                  3. Amendment to Exhibit A to the Employment Agreement. Effective as of September 7, 2000 and upon notice by the Company to the Executive of the consummation of the Reorganization:

                  4. the words "Senior Vice President" in Section (d)(i)(a) of Exhibit A to the Employment Agreement are hereby deleted and replaced with "Senior Vice President of Finance and Corporate Development"; and

                  (a) the words "Senior Vice President" in Section (d)(i)(b) of Exhibit A to the Employment Agreement are hereby deleted and replaced with "Senior Vice President of Finance and Corporate Development".

                  5. No Other Amendments. Except as expressly modified by this Amendment, all terms and provisions of the Employment Agreement shall remain in full force and effect.

                  6. Assignment. This Amendment shall not be assignable by Executive. This Amendment shall be assignable by the Company only to an entity which is owned, directly or indirectly, in whole or part by the Company or by any successor to the Company or an acquirer of all or substantially all of the assets of the Company or all or substantially all of the assets of a group of subsidiaries and divisions of the Company, provided such entity or acquiror promptly assumes all of the obligations hereunder of the Company in a writing delivered to Executive and otherwise complies with the provisions hereof with regard to such assumption. Upon such assignment, all references to the Company herein shall be to such assignee.

                  7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas without reference to principles of conflict of laws.

                  8. Miscellaneous. The provisions of this Amendment shall survive the termination of the Executive's employment with the Company. This Amendment, together with the Employment Agreement, contain the entire agreement of the parties relating to the subject matter hereof. This Amendment, together with the Employment


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Agreement, supersede any prior written or oral agreements or understandings between the parties relating to the subject matter hereof. No modification or amendment of this Amendment shall be valid unless in writing and signed by or on behalf of the parties hereto. A waiver of the breach of any term or condition of this Amendment shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition. This Amendment is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Amendment, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be held invalid or unenforceable, such invalidity and unenforceability shall not affect the remaining provisions hereof and the application of such provisions to other persons or circumstances, all of which shall be enforced to the greatest extent permitted by law. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

                  9. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties have duly executed and delivered this
Amendment as of the date first written above.




                              eVENTURES GROUP, INC.

                              By: /s/ Stuart J. Chasanoff
                                 -----------------------------------------------
                              Name:  Stuart J. Chasanoff
                              Title: Senior Vice President and General Counsel





                                  /s/ Chad E. Coben
                                 -----------------------------------------------
                                         Chad E. Coben





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                              ANNEX I TO AMENDMENT


Jeffrey A. Marcus
Thomas P. McMillin
Daniel J. Wilson